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                      (SEC FILE NOS. 033-36962 / 811-06175)


                               ECLIPSE FUNDS INC.
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                            INTERNATIONAL EQUITY FUND


                         SUPPLEMENT DATED JULY 19, 2001
                      TO THE PROSPECTUS DATED MARCH 1, 2001


1. The information provided below updates information regarding the investment policies and procedures of the International Equity Fund (the "Fund") and should replace, in its entirety, the section entitled Investment Process:

INVESTMENT PROCESS

- MacKay Shields LLC, the Fund's Subadvisor, seeks to identify investment opportunities by pursuing a bottom up, stock picking investment discipline.

- Proprietary, quantitative and qualitative tools are used to identify attractive companies. In-depth, original, fundamental research is performed on identified companies to assess their business and investment prospects. In conducting the research, particular attention is paid to the generation and utilization of cash flows, the returns on invested capital and the overall track record of management in creating shareholder value.

- Portfolios are constructed by combining securities with low correlation. Quantitative tools are used for risk control at the portfolio level.

- Country allocations in the portfolio are a result of the bottom up, stock selection process. To reduce risk, an attempt is made at the portfolio level to stay within a reasonable range of the key constituents of the benchmark, unless the stock selection process strongly argues against it.

The Fund may buy and sell currency on a spot basis and enter into foreign currency forward contracts for hedging purposes. In addition, the Fund may buy or sell foreign currency options, securities and securities index options and enter into swap agreements and futures contracts and related options. These techniques may be used for any legally permissible purpose, including to increase the Fund's return.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the objective of the Fund. The Subadvisor may evaluate, among other things, the condition of


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foreign economies and meaningful changes in the issuer's financial condition and competitiveness.

2. In addition, the disclosure set forth in the Principal Risks section of the Fund's disclosure has been revised to include the following:

Due to its trading strategies, the Fund may experience a PORTFOLIO TURNOVER rate of over 100%. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

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PORTFOLIO TURNOVER measures the amount of trading a Fund does during the year.